Idaho Tax-Exempt Fund

May 31, 1999 Report

Fellow Shareowners:

For the twelve-month period ending May 31, 1999 the Idaho Tax Exempt Fund provided a total return of 4.04%. The current 30-day yield on your Fund is 4.0%, tax-free, slightly lower than 4.20% of one year ago. This is the equivalent of 7.0% of taxable income for top-bracket Idaho taxpayers. Fund assets have grown 33% to $6.7 million in one year.

An important aspect of the Idaho Fund is how well it has performed during periods of rising interest rates, such as experienced in the last six months. Back when interest rates increased in 1994, some US Treasury bonds lost as much as 30% of their value yet the decline of the Idaho Fund was just 5%. Similarly, over the last six months, the Idaho Fund again outperformed comparable US Treasuries. A rise in domestic inflation forced the yield of intermediate-maturity US Treasuries up more than one percent since last November. The yield on intermediate-term Idaho paper has risen only one quarter of one percent. For calendar 1999 through May 31st, the returns on intermediate and long US Treasuries range from -1.5%; to -8%. For the same period, the Fund's total return was -0 .5%.

This superior performance is partly the result of an unexpectedly strong year for the Idaho state economy. Despite weakness in agriculture, threats to Idaho's high technology businesses, and the pressures of rising interest rates, the Idaho economy continues healthy. This economic strength helps the traditionally high creditworthiness of Idaho bond issuers and greater wealth for investment in Idaho municipal bonds.

Looking ahead, the dynamics that have produced high growth/low inflation appear firmly entrenched. In addition, the US Treasury's cash flow surplus may mean less upward pressure on interest rates due to reduced US government borrowing. US rates have now risen from record lows to more normal levels. This means reduced price risk and the possibility of greater returns in the bond market. We feel this is a good time to buy bonds, and anticipate another year of positive total returns for the Idaho Tax Exempt Fund.

As always, your portfolio managers welcome your comments and suggestions. Only with your help can we be certain that we are meeting your investment needs our primary objective.

We invite you to again review the many advantages of the Idaho Tax-Exempt Fund, including income free from state and federal income taxes, a high-quality diversified bond portfolio, and daily supervision by professional managers. This could be a good time to reposition financial assets from the high-priced stock markets to core investment holdings.

Nicholas Kaiser,	Phelps McIlvaine,
President	Vice President, Portfolio Manager

July 15, 1999
Performance data quoted in this report represents past performance and is no guarantee of future performance. The investment return and principal value of investments in the Fund fluctuate daily, and an investor's shares when redeemed may be worth more or less than the original cost.	Average Annual Returns (as of 6/30/1999)
	1 Year	5 Years	10 Years
	1.70%	5.44%	5.91%

IDAHO TAX-EXEMPT FUND		May 31, 1999 Semi-Annual Report
Investments

Rating	Issuer	Coupon/Maturity	Face Amount	Market Value
Airport Parking (1.8%)
AAA	Boise City Airport Rev COP	5.40% due 8/1/2011	$115,000	$119,198
Electric Power (2.6%)
AAA	Idaho Falls
	Electric Revenue	6.75% due 4/1/2019	160,000	175,328
General Obligations (52.4%)
AA-	Ada & Canyon Counties
	JSD #2 Meridian	5.50% due 7/30/2011	175,000	187,740
	"	5.50% due 7/30/2015	100,000	104,820
AAA	Adams County GO	5.00% due 8/1/2014	110,000	109,593
A+	Bannock County GO Jail	5.05% due 9/1/2012	95,000	96,292
A+	Bannock County SD #25	4.80% due 8/01/2008	90,000	91,287
	"	4.90% due 8/1/2009	90,000	91,386
	"	5.25% due 8/1/2016	110,000	110,957
AA-	Boise City GO Revenue	5.10% due 2/1/2011	110,000	112,299
AAA	Boise City GO ISD	5.50% due 7/30/2011	95,000	98,876
AA-	"	5.50% due 7/30/2016	150,000	153,990
A	Boise County SD #73	5.15% due 7/31/2010	125,000	127,847
AAA	Canyon County SD #131 Nampa	5.50% due 7/30/2013	50,000	52,655
AAA	Canyon County SD #132	5.40% due 7/30/2011	100,000	103,850
	"	5.40% due 7/30/2012	100,000	103,250
A	Canyon County SD #135 Notus 1994	6.00% due 8/1/2007	50,000	51,407
AAA	Cassia, Twin Falls JSD #151	5.10% due 8/1/2009	90,000	92,952
	"	5.375% due 8/1/2013	85,000	87,270
	"	5.375% due 8/1/2015	75,000	76,207
AAA	Elmore County SD #193	4.75% due 7/31/2007	250,000	253,375
AAA	Gem & Boise Counties
	JSD #221 Emmetsville	4.40% due 8/1/2011	100,000	96,700
	"	4.50% due 8/1/2012	75,000	72,367
AAA	Gooding County
	SD #232 Wendell	6.00% due 8/1/2008	55,000	57,401
	Kootenai County SD #273	4.85% due 7/30/2013	200,000	197,780
	"	5.00% due 7/30/2016	70,000	68,765
AAA	Kuna Sch/Comm Library Dist	4.90% due 8/1/2013	75,000	73,162
AAA	Madison County SD #321	5.60% due 2/1/2010	150,000	156,420
AAA	Payette County SD #373	4.45% due 7/31/2009	250,000	245,575
AAA	Payette County SD #373	4.45% due 7/31/2009	250,000	245,575
AA	Payette County SD #372	6.50% due 7/31/2008	80,000	87,712
	"	6.75% due 7/31/2009	155,000	171,570
	"	6.75% due 7/31/2010	100,000	110,690
AAA	Teton County SD #401	5.50% due 8/1/2012	75,000	77,010
	SUB-TOTAL		3,435,000	3,521,205
Housing (5.8%)
AA	Idaho Housing Authority
	Single Fam Mortgage, B-1	6.85% due 7/1/2012	95,000	96,871
AA+	Idaho Housing Authority
	Refunding Ser A	6.15% due 7/1/2024	150,000	153,375
AA+	Idaho Housing Authority
	Single Fam Mort Mezz-E-1	6.60% due 7/1/2011	90,000	91,472
AA	Idaho Housing Authority
	Single Fam Mort Rev Ser B1	8.125% due 7/1/2019	5,000	4,986
	"	8.00% due 1/1/2020	15,000	15,104
AA	Idaho Housing Authority
	Single Fam Mort SR Ser C1	7.70% due 7/1/2017	30,000	30,490
	SUB-TOTAL		385,000	392,298

IDAHO TAX-EXEMPT FUND	May 31, 1999 Semi-Annual Report
Investments,continued

Rating	Issuer	Coupon/Maturity	Face Amount	Market Value
Irrigation (0.8%)
AA	Boise Kuna Irrigation District	6.00% due 7/1/2008	50,000	52,102
Medical/Hospitals (4.5%)
A	Idaho Health Facility Authority
	Hospital Revenue - Elks Rehab	5.125% due 7/15/2013	300,000	299,850
Real Estate (3.0%)
AAA	Idaho St Bldg Authority Ser C	5.70% due 9/1/2007	100,000	106,070
AAA	Idaho State Building Authority	5.00% due 9/1/2021	100,000	96,400
	SUB-TOTAL		200,000	202,470
Roads (2.7%)
A	Payette L.I.D. #89-1	7.60% due 5/1/2005	30,000	30,051
A	Post Falls, Kootenai County	7.40% due 4/15/2000	15,000	14,899
	L.I.D. #91-1	7.60% due 4/15/2001	15,000	14,934
	"	7.75% due 4/15/2002	20,000	19,940
	"	7.95% due 4/15/2003	20,000	19,971
	"	7.95% due 4/15/2004	20,000	20,001
	L.I.D. #91-4	7.95% due 4/15/2005	20,000	19,978
	L.I.D. #91-4	7.95% due 4/15/2006	20,000	19,996
	L.I.D. #91-4	7.95% due 4/15/2007	20,000	19,996
	SUB-TOTAL		180,000	179,766
State Education (11.4%)
AAA	Boise State University
	Student Univ. & Housing	5.10% due 4/1/2014	300,000	301,950
AAA	Idaho State University
	Student Fee Revenue	4.90% due 4/1/2017	150,000	145,860
	Student Fee Rev - Elmwood	5.25% due 4/1/2014	120,000	123,180
AAA	University of Idaho
	Student Fee Revenue	5.60% due 4/1/2015	185,000	191,752
	SUB-TOTAL		755,000	762,742
Sewer (2.2%)
A	Troy, Sewer Revenue	7.10% due 2/1/2000	10,000	10,075
	"	7.30% due 2/1/2001	10,000	10,073
	"	7.40% due 2/1/2002	10,000	10,081
	"	7.50% due 2/1/2003	10,000	10,086
	"	7.60% due 2/1/2004	10,000	10,093
	"	7.70% due 2/1/2005	15,000	15,149
	"	7.80% due 2/1/2006	15,000	15,159
	"	7.90% due 2/1/2007	15,000	15,165
	"	8.00% due 2/1/2008	15,000	15,167
	"	8.00% due 2/1/2009	20,000	20,230
	"	8.00% due 2/1/2010	20,000	20,233
	SUB-TOTAL		150,000	151,511
Water Supply (9.9%)
A-	American Falls Reservoir	7.25% due 5/1/2004	70,000	73,650
	Ref. Series A	7.625% due 5/1/2021	150,000	158,730
AAA	Coeur d'Alene Water Rev.	5.00% due 6/1/2006	100,000	103,380
A	McCall Water Rev., Ser 1994	6.25% due 9/1/2008	200,000	215,634
A	McCall Water Revenue	6.375% due 9/1/2014	70,000	75,249
A	Ucon Water & Sewer Rev. Ref.	7.75% due 12/1/2002	35,000	35,340
	SUB-TOTAL		625,000	661,983
Total Investments (97.1%)		Cost = $6,403,899	$6,355,000	$6,518,453
Other Assets (net of liabilities) (2.9%)				191,720
Total Net Assets (100%)				$6,710,173
* These bond ratings reflect the adviser's current rating of each bond, as determined using criteria similar to Standard & Poor's and Moody's ratings.

IDAHO TAX-EXEMPT FUND	May 31, 1999 Semi-Annual Report
Financial Highlights

Selected data per share of capital stock outstanding throughout the period:

	May	For Year Ended November 30
	1999	1998	1997	1996	1995	1994
Net asset value at beginning of year
Income from Investment Operations	$5.36	$5.28	$5.25	$5.28	$4.76	$5.23
Net Investment Income	0.12	0.23	0.26	0.27	0.26	0.27
Net gains or losses on securities (both realized & unrealized)	(0.13)	0.12	0.03	(0.03)	0.52	(0.46)
Total From Investment Opernations	(0.01)	0.35	0.29	0.24	0.78	(0.19)
Less Distributions
Dividends (from net investment income)	(0.12)	(0.23)	(0.26)	(0.27)	(0.26)	(0.27)
Distributions (from capital gains)	0.00	(0.04)	0.00	0.00	0.00	(0.01)
Total Distributions	(0.12)	(0.27)	(0.26)	(0.27)	(0.26)	(0.28)
Net asset value at end of year	$5.23	$5.36	$5.28	$5.25	$5.28	$4.76
Total Return	(0.28)%	7.28%	5.69%	4.66%	16.68%	$4.76

Ratios/Supplemental data
Net assets ($000), end of period	$6,710	$6,264	$5,255	$5,064	$5,220	$6,841
Ratio of expenses to average net assets †	0.40%	0.76%	0.80%	0.79%	0.75%	0.75%
Ratio of net investment income to average net assets†	2.14%	4.69%	4.99%	5.10%	5.07%	5.28%
Portfolio turnover rate	4%	23%	20%	10%	28%	36%

† For each of the above years, all or a portion of the expenses were waived. If these costs had not been waived, the resulting increase to expenses per share in each of the above periods would be $.00, $.00, $.01, $.01, $.016, and $.007, respectively. The increase to the ratio of expenses to average daily net assets would be .00%, .08%, .16%, .27%, .26%, and .14%, respectively.

(The accompanying notes are an integral part of these financial statements)

IDAHO TAX-EXEMPT FUND	May 31, 1999 Semi-Annual Report
Statement of Assets and Liabilities

As of May 31, 1999
Assets
Bond investments (cost $6,403,899)	$6,518,453
Cash	82,805
Interest receivable	106,853
Insurance Reserve Premium	2,473
Total Assets		$6,710,584
Liabilities
Other Liabilities	411
Total Liabilities		411
Net Assets		$6,710,173
Fund shares outstanding		1,281,456
Analysis of Net Assets
Paid in capital (unlimited shares authorized, without par value)	$6,594,007
Accumulated net realized gain (loss) on investments	1,566
Unrealized net appreciation on investments	114,600
Net Assets applicable to Fund shares outstanding		$6,710,173
Net Asset Value, Offering and Redemption price per share		$5.23

Statement of Operations
For the semi-annual period ended May 31, 1999
Investment income
Interest income	$171,774
Amortization of bond premiums	(3,140)
Accretion	433
Miscellaneous income	25
Gross investment income		$169,092
Expenses
Investment adviser	15,944
Professional fees	4,624
Printing and postage	1,645
Shareholder Service Fees	2,015
Other expenses	1,457
Filing and registration fees	515
Total gross expenses	26,200
Less advisory fee waived	(395)
Net expenses		25,805
Net investment income		143,287
Net realized gain on investments
Proceeds from sales	208,480
Less cost of securities sold based on identified cost	207,264
Realized net gain		1,216
Unrealized gain on investments
End of period	114,600
Beggining of period	267,836
Increase in unrealized gain (loss) for the period		(153,236)
Net realized and unrealized gain (loss) on investments		(152,020)
Net decrease in net assets resulting from operations		$(8,733)

(The accompanying notes are an integral part of these financial statements)

IDAHO TAX-EXEMPT FUND	May 31, 1999 Semi-Annual Report
Statement of Changes in Net Assets

	Six months ended May 31, 1999	Year Ended Nov. 30, 1998
INCREASE IN NET ASSETS
From Operations
Net investment income	$143,287	$271,306
Net realized gain on investments	1,216	74,592
Net increase (decrease) in unrealized appreciation	(153,236)	59,710
Net increase in net assets from operations	(8,733)	405,608
Dividends to Shareoweners from
Net investment income	(141,621)	(270,610)
Capital gains distributions	0	(52,202)
	(141,621)	(322,812)
Fund Share Transactions
Proceeds from sales of shares	835,413	1,495,612
Value of shares issued in reinvestment of dividends	112,483	247,973
	947,896	1,743,585
Cost of shares redeemed	(351, 088)	(817,660)
Net increase in net assets from share transactions	596,808	925,925
Total increase in net assets	446,454	1,008,721
NET ASSETS
Beginning of period	6,263,719	5,254,998
End of period	$6,710,173	$6,263,719
Shares of the Fund Sold and Redeemed
Number of shares sold	156,895	280,787
Number of shares issued in reinvestment of dividends	21,163	46,374
	178,058	327,161
Number of shares redeemed	(66,000)	(153,071)
Net increase in Number of Shares Outstanding	112,058	174,090

(The accompanying notes are an integral part of these financial statements)

Notes to Financial Statements

Note 1-Organization

Saturna Investment Trust, (the "Trust") was established under Washington State Law as a Business Trust on February 20, 1987. The Trust is registered as a no-load, open-end series investment company under the Investment Company Act of 1940, as amended. Four portfolios have been created to date in addition to Idaho Tax-Exempt Fund (the "Fund"). The other four portfolios distribute through a separate prospectus and the results of those funds are contained in a separate report.

Note 2Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund.

Investments:

Fixed-income securities for which there are no publicly available market quotations are valued using matrices based on maturity, quality, yield and similar factors, which are compared periodically to multiple dealer bids and adjusted by the adviser under policies established by the Trustees.

The cost of securities is the same for accounting and Federal income tax purposes. Securities transactions are recorded on trade date. Realized gains and losses are recorded on the identified cost basis.

Income and Expenses:

Interest income is reduced by the amortization of bond premiums, on a constant yield-to-maturity basis from purchase date to maturity or call, as appropriate.

Interest income is increased by accretion only for bonds underwritten as original issue discounts. Market discounts are recorded as realized gains upon disposition.

Expenses incurred by the Trust on behalf of the Fund (e.g., professional fees) are allocated to the Fund and the other Funds of the Trust on the basis of relative daily average net assets. The Adviser has agreed to certain limits on expenses, as described below.

Income taxes:

The Fund has elected to be taxed as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable net investment income and realized net gains on investments. Therefore, no provision for Federal income taxes is required. Further, the Fund intends to meet IRS requirements for tax-free income dividends, and requirements of the Idaho Department of Revenue for income dividends free of Idaho state income tax.

Dividends and distributions to shareowners:

Dividends and distributions to shareowners are recorded on the ex-dividend date. Dividends are paid daily and distributed on the last business day of each month. Shareowners electing to reinvest dividends and distributions purchase additional shares at the net asset value on the distribution date.

Note 3Transactions with Affiliated Persons

Under a contract approved by shareowners on October 12, 1990, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services to conduct the Fund's business. For such services, the Fund pays an annual fee equal to .50% of average daily net assets. For the six months ended May 31, 1999, the Fund incurred advisory fee expenses of $15,944.

Saturna Capital has volunteered to reimburse the Fund to the extent that total expenses of the Fund, (excluding interest, brokerage commissions and taxes) exceeds .80% through March 31, 2000. Accordingly, for the six months ended May 31, 1999, Saturna Capital waived $395 of the advisory fee.

In accordance with the Fund's agreement with its custodian, National City Bank of Indiana, for the six months ended May 31, 1999, custodian fees incurred by the Fund, amounted to $1,041.

The Trust acts as a distributor of its own shares, except in those states in which Investors National Corporation (a subsidiary of Saturna Capital Corporation) is itself registered as a broker-dealer and acts as distributor without compensation. Saturna Capital Corporation acts as shareowner servicing agent for the Fund, for a monthly fee plus certain expenses. For the six months ended May 31, 1999, the Fund paid such a fee of $2,015.

One trustee is also a director and officer of Saturna Capital Corporation. The unaffiliated trustees receive a fee of $100 per meeting attended, and in the period ending May 31, 1999, such fees totalled $800.

Note 4Investments

At May 31, 1999, the net unrealized appreciation of investments for the Fund of $114,600 comprised gross unrealized gains of $158,795 and gross unrealized losses of ($44,195).

During the six months ended May 31, 1999, the Fund purchased $775,842 of securities and sold/matured $208,480 of securities.

web: http://www.saturna.com E-mail: Idaho@saturna.com

(logo)

Saturna Capital
Mutual Funds

1-800/SATURNA
(800/728-8762)

This report is issued for the information of the shareoweners of the Fund. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Fund. Idaho Tax-Exempt Fund is a series of Saturna Investment Trust

I D A H O
TAX-EXEMPT FUND

(graphic omitted)

A Portfolio of Saturna Investment Trust

SEMI-ANNUAL REPORT
May 31, 1999